DISCO Announces First Quarter 2026 Financial Results

Total Revenue of $41.9 Million, A Year over Year Increase of 14%
AUSTIN, Texas - May 6, 2026 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its first quarter ended March 31, 2026.

"This was another quarter of strong execution with accelerating total revenue, customer growth, and progress towards profitability," said Eric Friedrichsen, CEO. "With the enthusiastic customer reception to our new all-inclusive DISCO platform and the excitement around our advanced agentic AI capabilities, our progress in the first quarter has helped further differentiate DISCO as a continued innovator in the industry and a clear leader in AI for litigation."

First Quarter 2026 Financial Highlights:

•Software revenue was $34.7 million, up 12% compared to the first quarter of 2025.
•Total revenue was $41.9 million, up 14% compared to the first quarter of 2025.
•GAAP net loss was $9.6 million, compared to $11.4 million in the first quarter of 2025.
•Adjusted EBITDA was $(3.5) million, an improvement of 32% compared to $(5.1) million in the first quarter of 2025.

Recent Business Highlights:
•Director Appointment: DISCO welcomed AI SaaS veteran and current Paylocity Holding Corporation President and CEO, Toby Williams, to the Board of Directors in April 2026.
•Large Customers: DISCO grew to 347 customers with revenue in excess of $100,000 over the previous 12-month period as of March 31, 2026, a 9% increase compared to March 31, 2025.

Second Quarter and Full Year 2026 Financial Outlook

As of May 6, 2026, DISCO is issuing the following outlook for the second quarter of 2026 and fiscal year 2026:

Second quarter of 2026:

•Software revenue in the range of $36.1 million - $37.1 million.
•Total revenue in the range of $41.5 million - $43.5 million.
•Adjusted EBITDA in the range of $(4.5) million - $(2.5) million.

Fiscal year 2026:

•Software revenue in the range of $146.0 million - $152.5 million.
•Total revenue in the range of $169.25 million - $178.75 million.
•Adjusted EBITDA in the range of $(8.0) million - $(4.0) million.

DISCO’s second quarter and fiscal year 2026 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

A reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price and expenses associated with the stockholder litigation. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 7:30 a.m. CT (8:30 a.m. ET) today, May 6, 2026, to discuss its first quarter financial results and business highlights. The conference call can be accessed by dialing (833) 461-5787 from the United States or +1 (585) 542-9983 internationally with conference ID 681118653. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call a webcast replay will be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides comprehensive, innovative solutions for modern litigation. We create and service an intuitive, cloud-native platform at the forefront of litigation technology, backed by the partnership of expert professional services and support. Leveraging the latest in AI to help law firms and corporations achieve smarter outcomes faster, our scalable products and tools allow customers to simplify everyday tasks and tackle complex matters at every stage of litigation.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and DISCO’s product offerings, strategies and business initiatives. Words such as “may,” “should,”

“will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our ability to maintain and advance our innovation and brand; (iii) our ability to effectively add new customers; (iv) our ability to effectively increase usage and penetration with our existing customer base; (v) our ability to expand our sales coverage and establish a digital sales channel; (vi) our ability to expand internationally; (vii) our ability to grow our partner ecosystem and maintain existing strategic relationships with law firms, legal services providers and our other partners; (viii) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (ix) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) the impact of general macroeconomic conditions, such as fluctuations in inflation and interest rates and the imposition of tariffs in the United States and abroad, on our or our customers’ businesses; (xv) the impact of unfavorable conditions in the legal industry, including as a result of decreased levels of regulatory enforcement and future shutdowns of the U.S. government, on the growth of our business and usage of our product offerings; and (xvi) the impact that global events, such as the Russia-Ukraine war, the war in Iran and the broader conflict and escalating tensions in the Middle East, and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$17,647	$19,655
Short-term investments	85,391	94,942
Accounts receivable, net	26,825	25,622
Insurance recovery receivable related to legal loss	8,084	8,039
Prepaid expenses and other current assets	4,574	4,736
Total current assets	142,521	152,994
Property and equipment, net	7,391	7,583
Operating lease right-of-use assets	5,535	6,121
Other intangible assets, net	161	206
Goodwill	5,898	5,898
Other assets	866	837
Total assets	$162,372	$173,639
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,702	$3,888
Accrued expenses	7,797	6,533
Accrued legal loss	11,500	11,500
Accrued salary and benefits	4,935	10,457
Deferred revenue	4,338	5,382
Operating leases	2,681	2,624
Finance leases	44	44
Total current liabilities	33,997	40,428
Operating leases, non-current	3,535	4,231
Finance leases, non-current	61	72
Other liabilities	832	801
Total liabilities	38,425	45,532
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of March 31, 2026 and December 31, 2025	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of March 31, 2026 and December 31, 2025; 64,134 and 63,264 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	321	317
Additional paid-in capital	475,067	469,560
Accumulated other comprehensive (loss) income	(21)	32
Accumulated deficit	(351,420)	(341,802)
Total stockholders’ equity	123,947	128,107
Total liabilities and stockholders’ equity	$162,372	$173,639

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$41,882	$36,653
Cost of revenue	10,799	9,503
Gross profit	31,083	27,150
Operating expenses:
Research and development	14,700	14,257
Sales and marketing	16,085	14,527
General and administrative	10,391	10,976
Total operating expenses	41,176	39,760
Loss from operations	(10,093)	(12,610)
Interest and other income, net	616	1,354
Loss from operations before income taxes	(9,477)	(11,256)
Income tax provision	(141)	(137)
Net loss attributable to common stockholders	$(9,618)	$(11,393)
Unrealized loss on investments	(53)	(40)
Comprehensive loss	$(9,671)	$(11,433)
Net loss per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.19)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	63,675	60,565

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flow from operating activities:
Net loss	$(9,618)	$(11,393)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	977	927
Stock-based compensation	5,435	5,879
Charge to allowance for credit losses	442	534
Non-cash operating lease costs	586	556
Amortization of premium on short-term investments	(789)	(828)
Other	258	(142)
Changes in operating assets and liabilities:
Accounts receivable	(1,645)	258
Insurance recovery receivable related to legal loss	(45)	—
Prepaid expenses and other current assets	162	232
Other long-term assets	(47)	—
Accounts payable	(1,489)	1,536
Accrued expenses and other	(4,259)	(7,159)
Deferred revenue	(1,044)	(391)
Operating lease liabilities	(639)	(466)
Other liabilities	31	(41)
Net cash used in operating activities	(11,684)	(10,498)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(700)	(525)
Purchases of short-term investments	(33,883)	(45,436)
Maturities of short-term investments	44,170	38,303
Proceeds from disposal of equipment	4	2
Net cash provided by (used in) investing activities	9,591	(7,656)
Cash flow from financing activities:
Proceeds from exercise of stock options	8	6
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	220	240
Repurchase of common stock related to net share settlement	(132)	(24)
Cash paid for acquisitions	—	(296)
Principal payments on finance lease obligations	(11)	(10)
Net cash provided by (used in) financing activities	85	(84)
Net decrease in cash and cash equivalents:	(2,008)	(18,238)
Cash and cash equivalents at beginning of period	19,655	52,771
Cash and cash equivalents at end of period	$17,647	$34,533

CS DISCO, INC.

Consolidated Statements of Cash Flows (continued)
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2026	2025
Supplemental disclosure:
Cash paid for taxes	$109	$285
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$48	$86

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended March 31,
	2026	2025
Net loss	$(9,618)	$(11,393)
Depreciation and amortization expense	977	927
Income tax provision	141	137
Interest and other, net	(616)	(1,354)
Stock-based compensation expense	5,435	5,879
Payroll tax expense on employee stock transactions	203	150
Expenses associated with stockholder litigation	—	565
Adjusted EBITDA	$(3,478)	$(5,089)
Adjusted EBITDA margin	(8)%	(14)%

	Three Months Ended March 31,
	2026	2025
Cost of revenue	$10,799	$9,503
Non-GAAP adjustments:
Stock-based compensation expense	(528)	(499)
Non-GAAP cost of revenue	$10,271	$9,004
Non-GAAP gross profit	$31,611	$27,649
Non-GAAP gross margin	75%	75%

	Three Months Ended March 31,
	2026	2025
Research and development	$14,700	$14,257
Non-GAAP adjustments:
Stock-based compensation expense	(1,842)	(2,043)
Non-GAAP research and development	$12,858	$12,214
Non-GAAP research and development as a % of revenue	31%	33%

	Three Months Ended March 31,
	2026	2025
Sales and marketing	$16,085	$14,527
Non-GAAP adjustments:
Stock-based compensation expense	(1,322)	(1,344)
Non-GAAP sales and marketing	$14,763	$13,183
Non-GAAP sales and marketing as a % of revenue	35%	36%

	Three Months Ended March 31,
	2026	2025
General and administrative	$10,391	$10,976
Non-GAAP adjustments:
Stock-based compensation expense	(1,743)	(1,993)
Expenses associated with stockholder litigation	—	(565)
Non-GAAP general and administrative	$8,648	$8,418
Non-GAAP general and administrative as a % of revenue	21%	23%

	Three Months Ended March 31,
	2026	2025
Loss from operations	$(10,093)	$(12,610)
Operating margin	(24)%	(34)%
Non-GAAP adjustments:
Stock-based compensation expense	5,435	5,879
Expenses associated with stockholder litigation	—	565
Non-GAAP loss from operations	$(4,658)	$(6,166)
Non-GAAP operating margin	(11)%	(17)%

	Three Months Ended March 31,
	2026	2025
Net loss attributable to common stockholders	$(9,618)	$(11,393)
Non-GAAP adjustments:
Stock-based compensation expense	5,435	5,879
Expenses associated with stockholder litigation	—	565
Non-GAAP net loss attributable to common stockholders	$(4,183)	$(4,949)
Non-GAAP net loss attributable to common stockholders per share, basic and diluted	$(0.07)	$(0.08)
Weighted average shares used to compute basic and diluted net loss per share	63,675	60,565
Non-GAAP net loss attributable to common stockholders as a % of revenue	(10)%	(14)%